  As filed with the Securities and Exchange Commission on September 30, 1997

                                                          File No. 33-_________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            ________________________

                             GEERLINGS & WADE, INC.
             (Exact name of registrant as specified in its charter)

         Massachusetts                         5995                      04-2935863
  (State or other jurisdiction       (Primary Standard Industrial     (I.R.S. Employer
of incorporation or organization)    Classification Code Number)     Identification No.)

                              960 Turnpike Street
                          Canton, Massachusetts  02021
                                 (617) 821-4152
          (Address of principal executive offices, including zip code)
                           _________________________

                               STOCK OPTION PLAN
                           _________________________
                            (Full title of the plan)

                                David R. Pearce
                   Vice President and Chief Financial Officer
                             Geerlings & Wade, Inc.
                              960 Turnpike Street
                          Canton, Massachusetts  02021
                                 (617) 821-4152
                           _________________________
(Name, Address and Telephone Number, including Area Code, of Agent for Service)



                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
Title of             Amount     Proposed    Proposed    Amount of
Securities           to be      maximum     maximum    registration
to be              registered   offering   aggregate       fee
registered                     price per    offering
                               share/(1)/  price/(1)/
--------------------------------------------------------------------------------

Common Stock,       150,000      $4.375    $656,250.00    $198.86
par value $0.01     shares
--------------------------------------------------------------------------------


/(1)/ The offering price for shares not subject to options on the date hereof has been estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the common stock, $.01 par value (the "Common Stock"), of Geerlings & Wade, Inc. reported on the NASDAQ National Market System on September 29, 1997.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          Note: The document(s) containing the information required by Item 1 of this Form S-8 and the statement of availability of information regarding Geerlings & Wade, Inc. (the "Company" or the "Registrant"), and other information required by Item 2 of this Form S-8 will be sent or given to employees as specified by Rule 428 under the Securities Act of 1933, as amended
(the "Securities Act").   In accordance with Rule 428 and the requirements of
Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. The Company shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant will furnish to the Commission or its staff a copy of any or all of the documents included in such file.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

     The Registrant hereby incorporates the following documents herein by reference:

(a) The Company's latest Annual Report filed pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(b) All reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's Annual Report referred to above.

(c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (No. 0-24048) filed with the Commission under the Exchange Act on May 5, 1994.

(d) The Company's Registration Statement on Form S-8 in connection with the Company's Stock Option Plan, filed with the Commission on November 23, 1994 (No. 33-86668).

All documents subsequently filed by the Registrant pursuant to Section 13(a),
Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this registration statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated herein by reference from the date of filing of such documents.

Item 8.   Exhibits.
          --------

Exhibit

4.1  Geerlings & Wade, Inc. Stock Option Plan, as amended.

5.   Opinion of Ropes & Gray.

23.1 Consent of Arthur Andersen LLP.

23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement).

24   Powers of Attorney (included on signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Canton, in The Commonwealth of Massachusetts, on this 24th day of September, 1997.

                                    GEERLINGS & WADE, INC.

                                    By /s/ Jay L. Essa
                                      ------------------------------------
                                      Jay L. Essa
                                      President and Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Jay L. Essa and David R. Pearce, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


Signature                           Capacity in Which Signed            Date
---------                           ------------------------            ----

 /s/ Huib Geerlings               Chairman of the Board and      September 26, 1997
--------------------------------  Director
Huib Geerlings

 /s/ Phillip D. Wade
--------------------------------  Director                       September 26, 1997
  Phillip D. Wade


 /s/ Jay L. Essa
--------------------------------  President and Chief            September 24, 1997
Jay L. Essa                       Executive Officer (Principal
                                  Executive Officer)

 /s/ David R. Pearce
--------------------------------  Vice President and Chief       September 24, 1997
David R. Pearce                   Financial Officer
                                  (Principal Financial and
                                  Accounting Officer)


 /s/ James C. Curvey
--------------------------------  Director                       September 24, 1997
James C. Curvey

 /s/ Robert Webb
--------------------------------  Director                       September 26, 1997
Robert Webb

 /s/ John M. Connors, Jr.
--------------------------------  Director                       September 24, 1997
John M. Connors, Jr.

 /s/ Gordon R. Cooke
--------------------------------  Director                       September 24, 1997
Gordon R. Cooke


                                 EXHIBIT INDEX


                                                                       Page
 Title of Exhibit                                                     Number
------------------                                                    ------
       4.1          Geerlings & Wade, Inc. Stock Option Plan, as
                    amended.

        5.          Opinion of Ropes & Gray.

       23.1         Consent of Arthur Andersen LLP.

       23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration
                    Statement).

        24 Power of Attorney (included on signature page).